Exhibit 10.29

                              AMNET MORTGAGE, INC.
                    NOTICE OF GRANT OF RESTRICTED STOCK UNITS

         ________________________ (the "Participant") has been granted an award (the "Award") pursuant to the AmNet Mortgage, Inc. 2004 Equity Incentive Plan (the "Plan") consisting of one or more rights (each such right being hereinafter referred to as a "Restricted Stock Unit") to receive in settlement of each such right one (1) share of Stock of AmNet Mortgage, Inc., as follows:


Date of Grant:                      _________________
Number of Restricted                _________________, increased as of any
Stock Units:                        date by the cumulative number of additional
                                    whole and/or fractional Restricted Stock
                                    Units, if any, credited to this Award
                                    through such date in payment of Dividend
                                    Equivalent Rights as described in the
                                    Restricted Stock Unit Agreement.

Initial Vesting Date:               ________________

Vesting: The number of Vested Restricted Stock Units as of any date shall be determined as follows:



                                                                    Vested
                                                                  Percentage
                                                              -----------------
                                    Prior to Initial Vesting
                                    Date                               0

                                    On the Initial Vesting Date,
                                    provided the Participant's
                                    Service has not terminated
                                    prior to such date                 50%

                                    On the date one year after
                                    the Initial Vesting Date,
                                    provided the Participant's
                                    Service has not terminated
                                    prior to such date                100%


         By their signatures below, the Company and the Participant agree that the Award is governed by this Notice and by the provisions of the Plan and the Restricted Stock Unit Agreement attached to and made a part of this document. The Participant acknowledges receipt of copies of the Plan and Restricted Stock Unit Agreement, represents that the Participant has read and is familiar with its provisions, and hereby accepts the Award subject to all of its terms and conditions.

AMNET MORTGAGE, INC.                                 PARTICIPANT

By:
    -------------------------------------------------  ------------------------
                                                       Signature
Its:
     ------------------------------------------------  ------------------------
                                                       Date
Address:          10421 Wateridge Circle, Suite 250
                                                       ------------------------
                  San Diego, CA 92121                  Address


ATTACHMENTS: 2004 Equity Incentive Plan, as amended to the Date of Grant and
             Restricted Stock Unit Agreement (Standard Agreement)




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                              AMNET MORTGAGE, INC.
                         RESTRICTED STOCK UNIT AGREEMENT
                              (Standard Agreement)

         AmNet Mortgage, Inc. has granted to the individual (the "Participant") named in the Notice of Grant of Restricted Stock Units (the "Notice") to which this Restricted Stock Unit Agreement (the "Agreement") is attached an award (the "Award") of Restricted Stock Units upon the terms and conditions set forth in the Notice and this Agreement. The Award has been granted pursuant to and shall in all respects be subject to the terms and conditions of the AmNet Mortgage, Inc. 2004 Equity Incentive Plan (the "Plan"), as amended to the Date of Grant. By signing the Notice, the Participant: (a) represents that the Participant has read and is familiar with the terms and conditions of the Notice, the Plan and this Agreement, (b) accepts the Award subject to all of the terms and conditions of the Notice, the Plan and this Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Notice, the Plan or this Agreement, and (d) acknowledges receipt of a copy of the Notice, the Plan and this Agreement.

         1. DEFINITIONS AND CONSTRUCTION.

         1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Notice or the Plan.

         1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         2. ADMINISTRATION.

         All questions of interpretation concerning this Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Award. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         3. SETTLEMENT OF THE AWARD.

         3.1 Purchase Price. The Participant shall not be required to make any additional monetary payment (other than applicable tax withholding, if any) upon settlement of the Award. Payment of the aggregate purchase price of the shares of Stock for which the Award is being settled shall be made in the form of past services rendered by the Participant to a Participating Company or for its benefit which the Board, by resolution, determines to have a value not less than the aggregate purchase price of such shares of Stock. Notwithstanding the foregoing, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to this Award.

         3.2 Issuance of Shares of Stock. Subject to the provisions of Sections
3.5 and 3.6 below, the Company shall issue to the Participant, on a date (the "Settlement Date") within thirty (30) days following the Initial Vesting Date (as defined in the Notice), or such later date if administratively necessary for the Company to properly reflect such transaction, a number of whole shares of Stock equal to the vested Number of Restricted Stock Units (as defined in the Notice), rounded down to the nearest whole number. Such shares of Stock shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Sections 3.5 and 3.6. On the Settlement Date, the Company shall pay to the Participant cash in lieu of any fractional share of Stock represented by a fractional Restricted Stock Unit subject to this Award in an amount equal to the Fair Market Value on the Settlement Date of such fractional share of Stock.

         3.3 Tax Withholding. At the time the Award is granted, or upon the Settlement Date, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award or the issuance of shares of Stock in settlement thereof. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Company have been satisfied by the Participant.

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         3.4 Certificate Registration. The certificate for the shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

         3.5 Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         3.6 Delay in Issuance for Specified Employees. In the event of the issuance of shares of Stock to a "Specified Employee" (as defined below) who has terminated Service, no such issuance will be made, irrespective of any election, term of the Plan or this Agreement to the contrary, before the date which is six
(6) months after the date of such Participant's termination of Service. The term "Specified Employee" for purposes of this Agreement means any Participant who would be considered a "Specified Employee" as that term is defined in Section 409A(a)(2)(B)(i) of the Code. The determination of whether any Participant is a Specified Employee shall be solely in the discretion of the Company.

         3.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the settlement of the Award.

         4. DIVIDEND EQUIVALENT RIGHTS.

         Effective on the date of payment of cash dividends on the Stock occurring on and after the Date of Grant and before the Settlement Date, the Number of Restricted Stock Units subject to this Award shall be increased by such additional whole and/or fractional Restricted Stock Units determined by the following formula:

                           X  =  (A x B) / C
                  where,
                           "X" is the number of whole and/or fractional
                           Restricted Stock Units to be credited with respect to the Award;

                           "A" is the amount of cash dividends paid on one share of Stock;

                           "B" is the number of whole and fractional Restricted Stock Units subject to this Award as of the cash dividend record date but immediately prior to the application of this Section; and

                           "C" is the Fair Market Value of a share of Stock on
the cash dividend payment date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to this Award.

         5. NONTRANSFERABILITY OF THE AWARD.

         Prior the Settlement Date, neither this Award nor any Restricted Stock Unit subject to this Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except by will or by the laws of descent and distribution.

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         6. EFFECT OF TERMINATION OF SERVICE.

         If the Participant's Service with the Company terminates for any reason, the Award, if not earlier settled, and to the extent vested as of the date of the Participant's termination of Service, shall be settled as provided in Section 3.

         7. CHANGE IN CONTROL.

         In the event of a Change in Control, a portion of the Award shall become vested and settled in accordance with Section 3 immediately prior to the effective date of the Change in Control. The portion of the Award which shall become vested shall be determined by: (i) dividing the number of full calendar months the Participant has provided Service from the January 1st of the year in which the Award was granted by sixty (60) and (ii) multiplying that quotient by the number of shares of Stock subject to the Award. For example, if a Participant was awarded 10,000 Restricted Stock Units, and had completed 16 months of Service from the January 1st of the year of the Award as of the Change in Control, the Participant would be vested in 2,667 shares of Stock in accordance with this Section 7 (16 months / 60 months = .2667; 10,000 RSUs x ..2667 = 2,667).

         Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Award immediately prior to an Ownership Change Event described in Section 13.1(a)(i) of the Plan constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of
Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Award shall not become 100% vested and settled unless the Board otherwise provides in its discretion. Notwithstanding the foregoing, the Board reserves the discretion to revise, without the consent of any Participant, the meaning of the terms "Change in Control" and "Ownership Event" should the requirements of Section 409A of the Code or any regulations or other guidance issued by the Internal Revenue Service require, or make such changes, necessary or desirable to preserve the desired tax impacts to the Participant and the Company underlying this Award.

         8. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

         Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Award, in order to prevent dilution or enlargement of the Participant's rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." Any fractional share resulting from an adjustment pursuant to this Section 8 shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

         9. RIGHTS AS A STOCKHOLDER, DIRECTOR, EMPLOYEE OR CONSULTANT.

         The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8 or pursuant to the Dividend Equivalent Rights. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant's employment is "at will" and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant's Service as a Director, an Employee or a Consultant, as the case may be, at any time.

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         10. LEGENDS.

         The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.

         11. MISCELLANEOUS PROVISIONS.

11.1 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

         11.2 Binding Effect. Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         11.3 Termination or Amendment. The Board may terminate or amend the Plan or the Award at any time; provided, however, that no such termination or amendment may adversely affect the Award without the consent of the Participant unless such termination or amendment is necessary or desirable, as determined in the sole discretion of the Company, to comply with any applicable law or government regulation (including specifically Section 409A of the Code) or to preserve the desired tax impacts to the Participant and the Company underlying this Award. No amendment or addition to this Agreement shall be effective unless in writing.

         11.4 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, upon deposit in the United States Post Office, by registered or certified mail, or with an overnight courier service with postage and fees prepaid, addressed to the other party at the address shown below that party's signature or at such other address as such party may designate in writing from time to time to the other party.

         11.5 Integrated Agreement. The Notice and this Agreement constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Notice and the Agreement shall survive any settlement of the Award and shall remain in full force and effect.

         11.6 Applicable Law. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

         11.7 Counterparts. The Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




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